SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

 Deutsche CROCI® Sector Opportunities Fund

Effective immediately, the following sections of the prospectus are changed as follows:

The following disclosure replaces the first two paragraphs of the “Management process” subsections of the “PRINCIPAL INVESTMENT STRATEGY” sections of the summary section and “Fund Details” section of the fund's prospectus.

Management process. Portfolio management intends to invest in stocks of companies that it believes offer “economic value.” Periodically, portfolio management will determine the three industry sectors that it believes offer the most favorable economic value. It will then identify approximately ten stocks within each chosen sector that it believes offer the most favorable economic value for such sector – for a typical portfolio at any given time of approximately thirty holdings.

Economic value will be determined through the use of the Cash Return on Capital Invested (CROCI®) proprietary strategy, among other factors. Under the CROCI® strategy, economic value is measured using various metrics, such as the median CROCI® Economic Price Earnings Ratio (CROCI® Economic P/E Ratio). The CROCI® Economic P/E Ratio is a proprietary measure of company valuation using the same relationship between valuation and return as an accounting P/E ratio (i.e., price/book value divided by return on equity). The CROCI® Economic P/E Ratio and other CROCI® metrics may be adjusted from time to time. The CROCI® strategy may apply other measures of company valuation, as determined by the CROCI® Investment Strategy and Valuation Group. Portfolio management may use criteria other than the CROCI® strategy in selecting investments. At times, the number of stocks held in the fund may be higher or lower than thirty stocks at the discretion of portfolio management or as a result of corporate actions, mergers or other events.

The fund is rebalanced periodically in accordance with the CROCI® strategy’s rules. During the selection process, certain portfolio selection buffers are applied in an attempt to reduce portfolio turnover. Typically, portfolio management will apply (i) a buffer that limits replacement of a sector held in the portfolio to when its economic valuation exceeds certain thresholds relative to other sectors; and (ii) a buffer that seeks to reduce turnover by limiting the replacement of a portfolio security to when its economic valuation exceeds certain thresholds relative to other securities, all as determined by portfolio management from time to time. Portfolio management will take additional measures to attempt to reduce portfolio turnover, market impact and transaction costs in connection with implementation of the strategy, by applying liquidity controls and managing the portfolio with tax efficiency in mind.

THE SECTION ENTITLED “INDEX INFORMATION” IN THE “FUND DETAILS” SECTION OF THE FUND’S PROSPECTUS IS HEREBY DELETED.

Please Retain This Supplement for Future Reference

January 19, 2016
PROSTKR-564